ALPHA ARCHITECT HIGH INFLATION AND DEFLATION ETF
SCHEDULE OF INVESTMENTS
December 31, 2025 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 88.3%
GraniteShares Bloomberg Commodity Broad Strategy no K-1 ETF	739,748	$15,616,081
Schwab Intermediate-Term U.S. Treasury ETF (a)	1,422,490	35,676,049
Vanguard Real Estate ETF	88,508	7,832,073
TOTAL EXCHANGE TRADED FUNDS (Cost $59,763,808)		59,124,203

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 9.3%	Par
3.50%, 01/20/2026 (b)	$6,251,000	6,239,485
TOTAL U.S. TREASURY BILLS (Cost $6,239,485)		6,239,485

MONEY MARKET FUNDS - 2.4%	Shares
First American Government Obligations Fund - Class X, 3.67% (c)	1,616,837	1,616,837
TOTAL MONEY MARKET FUNDS (Cost $1,616,837)		1,616,837

TOTAL INVESTMENTS - 100.0% (Cost $67,620,130)		$66,980,525
Liabilities in Excess of Other Assets - (0.0)% (d)		(8,713)
TOTAL NET ASSETS - 100.0%		$66,971,812

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown is the annualized yield as of December 31, 2025.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)	Represents less than (0.05)% of net assets.

ALPHA ARCHITECT ETFs

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Alpha Architect High Inflation and Deflation ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$59,124,203	$—	$—	$59,124,203
U.S. Treasury Bills	—	6,239,485	—	6,239,485
Money Market Funds	1,616,837	—	—	1,616,837
Total Investments	$60,741,040	$6,239,485	$—	$66,980,525

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended December 31, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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